UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	October 21, 2004

LEGG MASON, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-8529	52-1200960

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 Light Street, Baltimore, Maryland	21202

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(410) 539-0000

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 21, 2004, Legg Mason, Inc. announced its results of operations for the quarter and six months ended September 30, 2004. A copy of the related press release is attached hereto as Exhibit 99.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit No.	Subject Matter

	99	Press release of Legg Mason, Inc. dated October 21, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC.
(Registrant)

Date: October 21, 2004	By:	/s/ Robert F. Price

Robert F. Price
Senior Vice President, Secretary
and General Counsel

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LEGG MASON, INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter

99	Press Release of Legg Mason, Inc. dated October 21, 2004.

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